Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Subjex Corporation does hereby certify that:

(a) the Quarterly Report on Form 10-QSB of Subjex Corporation for the month ended September 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Subjex Corporation

Date: November 12, 2007	By:	/s/ Andrew D. Hyder
Andrew D. Hyder
President & Chief Executive Officer

CERTIFICATION PURSUANT TO SECTION 06 OF THE SABANES-OXLEY ACT OF 2002
(SUBSECTION (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, subsections (a) and (b) of Section 1350 , chapter 63 of Title 18, United States Code), each of the undersigned officers of Subjex Corporation, a Minnesota corporation (the "Company"), does certify with respect to the Quarterly Report of the Company on Form 10-QSB for the nine months ended September 30, 2007 as filed with the Securities and Exchange Commission (the "10-QSB Report") that: (1) the 10-QSB Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the 10-QSB Report fairly presents in all material respects, the financial condition and results of the Company.

By /s/ Andrew Hyder

Andrew Hyder, CEO (acting CFO)
November 12, 2007